EXHIBIT 99.3

PRESS RELEASE

FOR IMMEDIATE RELEASE

THE CHEESECAKE FACTORY ENTERS INTO STRATEGIC RELATIONSHIP

WITH TWO OF FOX RESTAURANT CONCEPTS HIGH GROWTH BRANDS

Calabasas Hills, CA – November 14, 2016 – The Cheesecake Factory Incorporated (NASDAQ: CAKE) (“the Company”) today announced that it has entered into a strategic relationship with Fox Restaurant Concepts LLC (“FRC”) with respect to two of its brands, North Italia and Flower Child. Under the terms of the agreements, the Company is making an initial minority equity investment and will provide ongoing growth capital for the concepts. FRC will continue to manage the day-to-day operations of North Italia and Flower Child. The agreements allow for the Company to potentially acquire a future majority or full ownership position in either or both concepts.

“As an entrepreneurial leader known in our industry for his vision and execution, we are pleased to partner with Sam Fox to support the growth of these two highly differentiated concepts,” said David Overton, Chairman and Chief Executive Officer of The Cheesecake Factory Incorporated. “We share a similar culture and philosophy, making this is a good strategic fit for both companies.”

“North Italia and Flower Child are such exciting brands within our family,” said Sam Fox, Fox Restaurants Concepts Founder. “After spending a good amount of time with David and his team, it became very clear to me that we share the same values in terms of our commitment to delivering amazing food and hospitality to our guests, while also recognizing that our team members are our greatest asset.”

Established in 2002 with nine locations in five states currently, North Italia turns a modern lens on Italian cooking in the upscale, full-service, casual dining segment. All dishes are handmade from scratch daily. Established in 2014 with five locations in three states currently, Flower Child offers a customizable menu featuring locally sourced, all natural and organic ingredients in salads, build-your-own plates, bowls and wraps, all made fresh from scratch daily in a fast casual setting.

The transactions are not expected to have a material impact on the financial condition of The Cheesecake Factory Incorporated for the foreseeable future.

About Fox Restaurant Concepts

Fox Restaurant Concepts is a growing restaurant group today encompassing 16 unique concepts and 53 restaurants spanning eight states with more than 4,000 employees. Each restaurant is designed to provide guests with a remarkable dining experience that will leave a lasting impression. Varying from trend-setting upscale to better casual and walk-up retail, Fox Restaurant Concepts is dedicated to creating fresh and innovative cuisine, and offers gracious service in stylish and comfortable settings. For more information, visit www.foxrc.com. For more information about North Italia, visit www.northitaliarestaurant.com. For more information about Flower Child, visit www.iamaflowerchild.com.

26901 Malibu Hills Road, Calabasas Hills, CA 91301 • Telephone (818) 871-3000 • Fax (818) 871-3100

About The Cheesecake Factory Incorporated

The Cheesecake Factory Incorporated created the upscale casual dining segment in 1978 with the introduction of its namesake concept. The Company, through its subsidiaries, owns and operates 206 full-service, casual dining restaurants throughout the U.S.A. and Puerto Rico, including 193 restaurants under The Cheesecake Factory® mark; 12 restaurants under the Grand Lux Cafe® mark; and one restaurant under the RockSugar Pan Asian Kitchen® mark.  Internationally, 13 The Cheesecake Factory® restaurants operate under licensing agreements. The Company’s bakery division operates two bakery production facilities, in Calabasas Hills, CA and Rocky Mount, NC, that produce quality cheesecakes and other baked products for its restaurants, international licensees and third-party bakery customers. In 2016, the Company was named to the FORTUNE Magazine “100 Best Companies to Work For®” list for the third consecutive year. To learn more about the Company, visit www.thecheesecakefactory.com.

FORTUNE and 100 Best Companies to Work For® are registered trademarks of Time Inc. and are used under license.  From FORTUNE Magazine, March 3, 2016 ©2016 Time Inc. FORTUNE and Time Inc. are not affiliated with, and do not endorse products or services of, The Cheesecake Factory Incorporated.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements, including uncertainties related to: the ability to increase the number of North Italia and Flower Child restaurants; the future acquisition by the Company of a majority or full ownership of either concept; the Company’s ability to deliver consistent and dependable comparable sales results over a sustained period of time; the Company’s ability to deliver increases in guest traffic; the strength of the Company’s brand; the Company’s ability to provide a differentiated experience to guests; the Company’s ability to outperform the casual dining industry and increase its market share; the Company’s ability to leverage sales increases and manage flow through; the Company’s ability to increase margins; the Company’s ability to grow earnings; the Company’s ability to remain relevant to consumers; the Company’s ability to increase shareholder value; the Company’s ability to expand its concepts domestically and work with its licensees to expand its concept internationally; the Company’s ability to utilize its capital effectively and continue to repurchase its shares; factors outside of the Company’s control that impact consumer confidence and spending; current and future macroeconomic conditions; acceptance and success of The Cheesecake Factory in international markets; changes in unemployment rates; the economic health of the Company’s landlords and other tenants in retail centers in which its restaurants are located; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to the Company; adverse weather conditions in regions in which the Company’s restaurants are located; factors that are under the control of government agencies, landlords and other third parties; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. Forward-looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, unless required to do so by securities laws. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC, which are available at www.sec.gov.

26901 Malibu Hills Road, Calabasas Hills, CA 91301 • Telephone (818) 871-3000 • Fax (818) 871-3100

The Cheesecake Factory Incorporated Contacts:

Investors

The Cheesecake Factory Incorporated

Stacy Feit

(818) 871-3000

investorrelations@thecheesecakefactory.com

Media

Murphy O’Brien Public Relations

Stacy Lewis / Shelby Fox / Jenny Loeb / Angela Ibarra / Christena Bruchey

(310) 453-2539

Cheesecake@murphyobrien.com

Fox Restaurant Concepts Media Contact:

Karsha Chang Public Relations

Karsha Chang

karsha@karshachangpr.com

(714) 296-9978

26901 Malibu Hills Road, Calabasas Hills, CA 91301 • Telephone (818) 871-3000 • Fax (818) 871-3100